the STRENGTH of WORKING TOGETHER SM Exhibit 99.1 Analyst Day New York Stock Exchange November 21, 2008

Forward-looking Statements and Segment
Operating Earnings
Forward Looking Statements:
This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company.  Statements, both qualitative and quantitative, that are not historical facts may be “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations.  Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made.  Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-
looking statements, please read Crawford & Company’s reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at
www.crawfordandcompany.com.
Consolidated Operating Earnings:
Consolidated operating earnings, a non-GAAP measurement, represent earnings before net corporate interest expense, amortization of customer-relationship intangible assets, stock option expense, income tax expense, gains on asset sales and certain other expenses.
Segment Operating Earnings:
Under Statement of Financial Accounting Standards Number 131, Disclosures about Segments of an Enterprise and Related
Information,
segment operating earnings is the primary measure used by the company to evaluate the results of each of its four operating segments.  Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, and certain other nonrecurring gains and expenses. On January 1, 2008 the Company’s Strategic Warranty
Services unit was moved from the Legal Settlement Administration segment to the U.S. Property & Casualty segment. Prior period results for both segments have been restated to reflect this transfer. Subsequent to March 31, 2007, the Company changed its method of allocating certain corporate overhead costs to each of its operating segments. Prior period results have been restated to reflect the current allocation method.
Reimbursements for Out-of-Pocket Expenses:
All amounts included herein for consolidated revenues and consolidated operating margin as well as segment revenues, segment operating expenses and segment operating margin are based on amounts that exclude reimbursements for out-of-pocket expenses.
The Strength of Working Together
SM

the STRENGTH of WORKING TOGETHER SM Overview Jeffrey T. Bowman President and Chief Executive Officer November 21, 2008

4 Agenda • Overview • Financials • International Operations • U.S. Property & Casualty • Broadspire • Legal Settlement Administration • Summary The Strength of Working Together SM

Crawford is “Positioned for Growth”
•
Access to growing global markets
• Increasing market share both domestically and internationally
• Crawford expects to benefit from global consolidation of TPA vendors
•
Diverse, high quality customer base
• High customer retention rates
• Emphasis on quality and value provided sustains client confidence
•
Disciplined management
•
Improving  financial performance
• Consolidated revenues, earnings, margins, and cash flows
improving in 2008
•
Investment in enhanced technology in all divisions
The Strength of Working Together
SM

Crawford®

BROADSPIRE®
a Crawford Company

GCG
The Garden City Group, Inc.

Crawford®

Crawford & Company
• World’s largest fully-integrated independent
provider of global claims management solutions.
• Four reporting segments:
– International Operations
• Serves the global insurance industry and multi-national
corporations
– U.S. Property & Casualty
• Serves the U.S. insurance company market
– Broadspire
• Serves large national accounts, carriers and self-
insured entities
– Legal Settlement Administration
• Provides administration for class action settlements,
bankruptcy matters, and product performance.
OUR MARKET- LEADING GLOBAL BUSINESS
The Strength of Working Together
SM

Class Actions
Administration
& Bankruptcy
Warranty
CAT
Marine & Transport
TPA  Workers
Compensation
Medical and Case
Management
(Broadspire)
Property
Casualty
Motor &
Auto
What we do…Our Global Products and Services
The Crawford  System of Claims Solutions
Contractor
Connection
The Strength of Working Together
SM

8 Where We Do It : Locations Across a Global Economy More than 700 locations in 63 countries The Strength of Working Together SM

Action
Outcome
Objectives
Group Strategies
Property
&
Casualty
International
US
Broadspire
Legal
Settlement
Administration

The Strength of Working Together
Improved
Financial
Results
Sustainable
Performance
Improvement
Business
Unit
Strategies
Improved Financial
Contribution Across
all Business Units
Target
Driven
Changes to
Achieve Group
Objectives
The Strength of Working Together
SM

Strategies to Meet the Demands of our Clients,
Employees and Shareholders
•
Brand and reputation through
quality
•
Global footprint
•
Broad product offering
•
Industry experts
•
Building a performance driven
workplace
•
Executing a sound business
strategy
Strong Demand
The Strength of Working Together
SM

Non-Life Premium Income Analysis
“a Major Driver’
Global segmentation in the Non-Life Premium Income market drives our strategy
•
U.S. largest market
•
Potential to increase
penetration of clients in
Europe
•
Growing market in Asia
Pacific
Source: Crawford & Company
The Strength of Working Together
SM
% to total
Market 2006
Total 99.3% *
U.S.:
42.0%
International:
57.3%
includes:
CEMEA: 29.9%
Asia Pacific: 14.3%
U.K.: 7.1%
Americas (non U.S.) 6.0%
*Percent of total global market served by Crawford

A Diversified Portfolio of Business
2008 Revenues before Reimbursements of $786 Million for
nine months ended September 30, 2008
• Property and Casualty
Services
• Global Technical Services
• Global Marine and
Transportation
• Global Markets
42.7%
30.0%
7.3%
International Ops.
U.S. Property & Casualty
• Property and Casualty Services
• Catastrophe Management Services
• Auto Appraisal Services
• Centralized Claim Administration
• Strategic Warranty Services
20.0%
Legal Settlement Administration
• Class Actions
– Securities
– Product Liability
• Bankruptcy Administration
Broadspire
• Workers’ Compensation and
Liability Claims Administration
• Medical and Case Management
• Long-Term Care Services
• Integrated Disability Management
• Risk Management Information
Systems (RSG)
• Claim Triage Solution (e-Triage)
The Strength of Working Together
SM

Global Executive Management Team
Bruce Swain
Chief Financial
Officer
Jeffrey T.
Bowman
President & CEO
Ian Muress
Property & Casualty
EMEA & Asia Pacific
Kevin Frawley
Property & Casualty
Americas
David Isaac
Legal Settlement
Administration
Allen W. Nelson
General Counsel, Corporate
Secretary and Chief
Administrative Officer
Ken Martino
Broadspire
Mike Reeves
Global Markets
Brian Flynn
Information & Communication
Technology
Glenn Gibson
Strategy, Projects & Development
The Strength of Working Together
SM

the STRENGTH of WORKING TOGETHER SM Financial Review Bruce Swain Chief Financial Officer November 21, 2008

Four year Crawford Financial Performance
• Improving performance in a difficult
operating environment
Revenue CAGR of 10.6% from 2005 to 2008
Operating earnings CAGR of 41.0% from 2005
to 2008
• Strong revenue growth internationally
aided by impact of Broadspire acquisition
International growth (before currency effects) of
8.7%
Fourth quarter 2006 acquisition of Broadspire
Services Inc. added approximately $200 million
in 2007 revenue
• Focus on cost control drives incremental
margin
Continued margin expansion internationally
Turnaround in U.S. Property & Casualty
$600
$700
$800
$900
$1,000
$1,100
$1,200
2005 2006 2007 2008*
Consolidated Revenue
$ in millions
$0
$10
$20
$30
$40
$50
$60
$70
$80
2005 2006 2007 2008*
Consolidated Operating Earnings
$ in millions
772
•Full year estimate based on midpoint of 2008 guidance provided Nov. 3, 2008
820
975
1,045
25
32
37
70
The Strength of Working Together
SM

Financial Overview
for the nine months ended September 30, 2008
•
Strong performance for the year to date...
Revenue growth of 7.6%
Net income up 86.7%
•
Led by operational improvements...
Operating earnings up over 100%
Operating margin up 320 basis points
•
And cost control initiatives...
SG&A down 140 basis points as a percent of sales
•
Have produced solid earnings/share growth...
EPS performance of $0.47 compared with  $0.14
before gains on asset sales in 2007
•
And supporting strong cash flow.
Cash flow from operations improved year over year
by $29 million for the nine month period ended
September 30, 2008
$700
$720
$740
$760
$780
$800
YTD 2007 YTD 2008
Consolidated Revenue
$ in millions
$ in millions
$785.7
$729.9
$23.9
$12.8
The Strength of Working Together
SM
$0
$5
$10
$15
$20
$25
YTD 2007 YTD 2008
Net Income

Revenues ($000s)
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

Crawford

Consolidated Revenue
(Trailing 12 months)
The Strength of Working Together
SM
As of September 2008
($000s) 2008 Actual 2007 Actual 2006 Actual 2005 Actual
2008/2007 2007/2006 2006/2005
1st Quarter 987,046 861,524 789,255 748,046 As of September 30 8% 19% 6%
2nd Quarter 1,009,775 909,458 795,856 762,033 FULL YEAR 19% 6%
3rd Quarter 1,030,917 958,174 808,194 760,882
4th Quarter 975,143 819,522 771,983 NOTES:
Revenues are measured as total revenue before reimbursements for client expenses.
12-Month Moving Total Revenue Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Revenue
730,000
780,000
830,000
880,000
930,000
980,000
1,030,000
1,080,000
Growth led by:
Strong organic growth internationally
Incremental revenues from Broadspire acquisition

Operating Earnings ($000s)
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

Consolidated Operating Earnings
(Trailing 12 months)
The Strength of Working Together
SM
As of September 2008
($000s) 2008 Actual 2007 Actual 2006 Actual 2005 Actual
2008/2007 2007/2006 2006/2005
1st Quarter 49,540 29,399 30,221 32,473
As of September 30
91% 20% 27%
2nd Quarter 57,963 32,617 32,233 32,248
FULL YEAR
48% 28%
3rd Quarter 64,616 33,845 35,667 28,132
4th Quarter 37,230 32,195 25,085
NOTES:
Operating earnings (loss) is defined as earnings before special charges/credits, net corporate interest, income taxes, stock option expense, and amortization of acquisition related intangible assets.
12-Month Moving Operating Earnings Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Operating Earnings
23,000
28,000
33,000
38,000
43,000
48,000
53,000
58,000
63,000
68,000
Operating earnings improvement generated through:
Leverage of cost base in International Operations and U.S. Property &
Casualty
Post acquisition synergies from Broadspire

Expense to Revenues ($000s)
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

Consolidated Operating Margin
(Trailing 12 Months)
The Strength of Working Together
SM
As of September 2008
($000s) 2008 Actual 2007 Actual 2006 Actual 2005 Actual
2008/2007 2007/2006 2006/2005
1st Quarter 5.02% 3.42% 3.83% 4.34%
As of September 30
2.74% -0.88% 0.72%
2nd Quarter 5.74% 3.59% 4.05% 4.23%
FULL YEAR
-0.11% 0.68%
3rd Quarter 6.27% 3.53% 4.41% 3.70%
4th Quarter 3.82% 3.93% 3.25%
NOTES:
Operating earnings (loss) is defined as earnings before special charges/credits, net corporate interest, income taxes, stock option expense, and amortization of acquisition related intangible assets.
Revenues are measured as total revenue before reimbursements for client expenses.
12-Month Moving Total Ratio Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Ratio
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
6.00%
6.50%
Over 300 basis point improvement from year end 2005

September 30, 2008) net of cash and cash equivalents. ($50,855 at December 31, 2007 and $56,819 at September 30, 2008).
September 30, 2008 Balance Sheet
The Strength of Working Together
SM
Crawford & Company
Consolidated Balance Sheet Highlights
As of September 30, 2008 and December 31, 2007
In thousands, except percentages
Unaudited
September 30, December 31,
2008
2007 Change
Cash and cash equivalents $56,819
$50,855 $5,964
Accounts receivable, net 178,429 178,528 (99)
Unbilled revenues 131,752 136,652 (4,900)
Total receivables 310,181 315,180 (4,999)
Deferred revenues, net                    99,567 111,036 (11,469)
Accrued pension liabilities 52,190 76,977 (24,787)
Current portion of long-term debt, capital leases
and short-term borrowings 30,199 31,864 (1,665)
Long-term debt 181,790
183,449 (1,659)
Total debt 211,989
215,313 (3,324)
Total sharehoholders' equity 281,822
254,215 27,607
Net debt* 155,170 164,458 (9,288)
Total debt / capitalization 43%
46%
*Net debt, a non-GAAP measure, is defined by the Company as total debt ($215,313 at December 31, 2007 and $211,989 at

Operating Cash Flow ($000s)
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

Consolidated Operating Cash Flow
(Trailing 12 Months)
The Strength of Working Together
SM
As of September 2008
($000s) 2008 Actual 2007 Actual 2006 Actual 2005 Actual
2008/2007 2007/2006 2006/2005
1st Quarter 51,372 11,989 61,066 32,526
As of September 30
105% -58%
2nd Quarter 40,619 27,204 52,017 49,173
FULL YEAR
-56% 29%
3rd Quarter 52,537 25,585 60,539 37,936
4th Quarter 23,284 52,717 40,761
NOTES:
Operating cash flow is defined as consolidated cash flows from operations.
12-Month Moving Operating Cash Flow Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Operating Cash Flow
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
Operating cash flow improved through:
Focus on working capital management
Reduction in Days Sales Outstanding (DSO)

the STRENGTH of WORKING TOGETHER SM International Operations Ian V. Muress Chief Executive Officer, Property & Casualty - EMEA & Asia-Pacific

$200
$220
$240
$260
$280
$300
$320
$340
YTD 2008 YTD 2007
Revenue
$0
$5
$10
$15
$20
$25
$30
YTD 2008 YTD 2007
Operating Earnings
$ in millions
$ in millions
$335.5
$269.3
$28.0
$14.8
An expanding business, the growth engine of Crawford
Revenue up 16.8% on a constant dollar basis YTD
42% of consolidated revenues in 2008 YTD
Increased operating margin and sustained earnings growth YTD
Strength in UK, Canada, and Asia Pacific
Year-to-Date International Operations Results
The Strength of Working Together
SM
Summary Results, International Operations
For the nine months ended September 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008 2007 % Change
Revenues
335,505 $
269,330 $      24.6%
Total Operating Expenses
307,478
254,520 20.8%
Operating Earnings
28,027 $
14,810 $        89.2%
Operating Margin
8.4%
5.5%

International Property & Casualty Insurance Market
(excluding U.S.)
Crawford CL GAB Regional/Local Providers
ROW Unallocated Loss Adjusting Expenses
$41.1 Billion
95.6%
$1.9 Billion
4.4%
$1.053 Billion
55.6%
$140 Million
7.3%
ROW Outsourced Loss Adjusting Expenses
$377 Million
19.8%
Source: Crawford & Company
$330 Million
17.3%
• Only 4.4% of dollars spent by rest of world (ROW) carriers on claims are outsourced to third party independent adjusters
• Very few global claims providers
• As ROW insurance carriers look to consolidate claims services vendors, small firms lose market share
The Strength of Working Together
SM
Insurance Carrier Internal Claims Dept.
Outsourced

Global Three-Tiered International Operations
Significant opportunity for cross leverage & synergy
Tier Area Market Regulatory/Compliance Business Culture
1
2
3
Transition
Transition
U.K.
Canada
Australia
Asia
select Europe
Latin America
Brazil
Scandinavia
Holland
Mature
Sophisticated
Variable
Developing
Robust
Emerging
Emerging
Cohesive
Diverse
Diverse
The Strength of Working Together
SM

Products and Services
Global
Technical
Services
Gen Insurance
Volume Markets
Specialty
Markets
Third Party
Administration
Property
Casualty
- Public Liability
- Employer’s Liability
Professional Indemnity
Product Recall
CAT Response
Major Loss
IT & Telecommunications
Banking & Finance
Energy; Mining
Construction & Engineering
Natural Resources
Marine & Transportation
Pharmaceuticals
Motor
Healthcare
Travel
Warranty
Claims Management Services
Counter Fraud Solutions
Lloyd’s & London Market
Supply Chain Management
Repair Networks
Procurement Services
The Strength of Working Together
SM

Key International Trends
INDUSTRY TREND... SUPPORTS...
•Regulation
•Service/Data
•Catastrophe
Management
•Outsourcing
•Best practice technology and
business process
•Capacity/capability
•Global reach and
local/technical credentials
•Trusted, experienced partners
The Strength of Working Together
SM

International Property & Casualty Key Customers
(excluding U.S.)
• Top 100 International Clients represent 83% of annual fees invoiced
Percentage by number of clients in USD categories
based on YTD September 2008 fees invoiced, annualized
2%
10%
6%
7%
74%
Over $1,000,000
$100,000 up to
$999,999
$50,000 up to $99,999
$25,000 up to $49,999
Under $25,000
The Strength of Working Together
SM

International Growth Opportunities
• Revenue/Claims growth from:
– Increased penetration of Tier One markets
– Leveraging into Tier Two and Tier Three markets
– Global clients seeking global partners
• Operational gains from:
– Exporting best practices
– Leading edge technology
– Process efficiency
– Management with science
The Strength of Working Together
SM

the STRENGTH of WORKING TOGETHER SM U.S. Property & Casualty Kevin Frawley Chief Executive Officer, Property & Casualty - Americas

$130
$140
$150
$160
$170
YTD 2008 YTD 2007
Revenue
$0
$5
$10
$15
$20
YTD 2008 YTD 2007
Operating Earnings
$ in millions
$ in millions
$148.7
$156.9
$8.1
$17.8
Revenue improvement complemented by strong cost
control with enhanced technology
Improved operating earnings and margin
Catastrophe revenue up $5.1 million  from 2007 to 2008
Growth in a difficult operating environment
YTD U.S. Property & Casualty Results
The Strength of Working Together
SM
Summary Results, U.S. Property & Casualty
For the nine months ended September 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008
2007 % Change
Revenues
156,935 $
148,727 $      5.5%
Total Operating Expenses 139,113 140,640 -1.1%
Operating Earnings
17,822 $
8,087 $          120.4%
Operating Margin 11.4% 5.4%

US  Property & Casualty Services
Tech
Services
Liability
Services
Crawford
Central
Educational
Services
Marine &
Transportation
A System of Claims Solutions
SWS
Casualty
Auto
Property
CAT
Services
Contractor
Connection
The Strength of Working Together
SM

4,000+ Local & Regional Providers
National Providers
Crawford
U.S. Unallocated Loss Adjusting Expenses
$21.7
Billion
86.1%
$3.5 Billion
13.9%
$3 Billion
86%
$280 Million
8%
U.S. Outsourced Loss Adjusting Expenses
$193 Million
6%
Source: Cochran, Caronia & Co. and Crawford & Company
• Approximately 14% of dollars spent by U.S. carriers on claims services are outsourced to third parties.
– High propensity to outsource non-core lines and/or non-core states
• Outsourced claims service provider market is highly fragmented
– Crawford is the market leader with approximately 6%
• As insurance carriers look to consolidate claims services vendors, small firms lose market share.
– Most U.S. carriers are dramatically reducing the number of vendors on “approved lists”
U.S. Insurance Market
The Strength of Working Together
SM
Insurance Carrier Internal Claims Dept.
Outsourced

U.S. Property & Casualty Key Customers
• Top 250 Clients represent approximately 80% of annual revenue
• Key accounts – National in scope
• Historically – many regional/local accounts
• Carriers and Crawford were organized on regional basis
• Marketplace evolving
Percentage by number of clients in USD categories
2%
9%
5%
6%
78%
Over $1,000,000
$100,000 up to
$999,999
$50,000 up to $99,999
$25,000 up to $49,999
Under $25,000
The Strength of Working Together
SM

Key Industry Trends
• Challenging Trends
– Claims as commodities
– Carriers in-sourcing claims handling
• Positive Trends
– Consolidation of independent adjusters by major
Carriers
– Carriers focus on speed and enhanced communication
– Increased importance of technology including more
work from remote locations
The Strength of Working Together
SM

Key opportunities
• U.S Property & Casualty focus:
– New revenue – restructure and grow our sales force
– Program business – deliver end to end claims
processing to national and regional carriers
– Middle market – seek greater outsourcing of internal
claims
• Cross-sell existing customer base
– High end losses – continue recruitment and
development of highly-skilled adjustors
– Contractor Connection
TM
– expand relationships with
carriers and general contractors
The Strength of Working Together
SM

U.S. Property & Casualty Strategic Plan
Future success expected to come from:
• Expanded application of technology to enhance
effectiveness and reduce cost
• Revenue growth from increased market share in
national and regional accounts
• Shift to program business model
The Strength of Working Together
SM

the STRENGTH of WORKING TOGETHER SM Broadspire Ken Martino President & Chief Executive Officer, Broadspire

$100
$150
$200
$250
YTD 2008 YTD 2007
Revenue
$0
$1
$2
$3
$4
$5
$6
YTD 2008 YTD 2007
Operating Earnings
$ in millions
$ in millions
$236.3 $246.1
$5.4
Improved margin through strong cost management
High client retention
Building sales momentum
$3.5
Year-to-Date Broadspire Results
The Strength of Working Together
SM
Summary Results, Broadspire
For the nine months ended September 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008 2007 % Change
Revenues
236,289 $
246,092 $      -4.0%
Total Operating Expenses 230,923 242,563 -4.8%
Operating Earnings
5,366 $
3,529 $          52.1%
Operating Margin 2.3% 1.4%

Broadspire
Fourth Largest TPA in Workers’ Compensation/Liability Market
FY2007 Revenue: $321.3 million
Fifth Largest Medical Management Firm
Products and Services:
Workers’ Compensation Claims Services
Auto and General Liability Claims Services
Medical and Disability Management Services
Long-Term Care Services
Risk Management Information Systems (Risk Sciences Group)
Claim Triage Solution (e-Triage)
X Long Term Care
X Claim Triage
X Peer Review
X FCM
X X TCM/UM
X X Med Bill Review
X X X X X RMIS
X X X X X Claim
ESIS SRS Sedgwick Gallagher
Basset
Broadspire
The Strength of Working Together
SM

U.S. TPA Market Opportunities
Self-Insureds, Large Accounts and Captives outsource most
of their claim services
Market stable in terms of claim counts – lower frequency
offset by economic expansion
Outsourced claim services are fragmented but consolidating
9 Largest Providers
Broadspire
Local and Regional Providers
$0.4 Billion $3.2 Billion
Outsourced Loss Adjusting Expenses
$1.8 Billion
55.9%
$1.1 Billion
34.1%
$321 Million
10.0%
Source: Cochran, Caronia & Co. and Crawford & Company
The Strength of Working Together
SM
Internal Outsourced
Unallocated Loss Adjusting Expenses

Key Industry Trends
Positive Trends
Workers’ Compensation legislative changes and cost increases
Litigious nature of our society
Focus on health and productivity
More data – More metrics
Challenges
Declining frequency of Workers’ Compensation claims
Current market turmoil has risk managers distracted
Government regulation
Talent war - finding qualified experienced staff in the marketplace
The Strength of Working Together
SM

Broadspire Key Customers
Client retention rate 93%+
Leveraging our relationships – locking in multi-year deals
The chart below details Broadspire’s broad based market appeal:
> $5 m
$1 m - $4.9 m
$500 k - $999 k
$250 k - $499 k
$100 k - $249 k
< $100 k
Account Size
Number of
Accounts
9

46
65
89
344
58%
$100k -
$249k
15%
$250k -
$499k
11%
$500k -
$999k
8%
$1m -
$4.9m
7%
> $5m
1%
The Strength of Working Together
SM

Broadspire’s Focus
Implementation of RiskTech November 2008
Claims inventory management
Grow TPA & standalone
Leverage existing products and services
Dedicated sales team
Grow existing accounts
Brand globalization
Investment in staff
The Strength of Working Together
SM

the STRENGTH of WORKING TOGETHER SM Legal Settlement Administration David Isaac Chief Executive Officer, The Garden City Group, Inc. (GCG)

Products and Services
• The Garden City Group, Inc. (GCG) provides these core services:
– GCG Class Action Services provides technology-intensive
administrative services for plaintiff and defense counsel and corporate defendants to expedite high-volume class action settlements.
• GCG Class Action Services has administered a diverse portfolio of litigation settlements, including:
– sensitive and high-profile consumer, employee-related, human rights, mass tort, antitrust, product and securities cases.
– GCG Bankruptcy Services offers cost-effective, end-to-end solutions for managing the administration of bankruptcy under Chapter 11.
– GCG Communications specializes in legal notice programs for successful case administration. We offer a range of complementary services for developing and implementing effective legal notice programs worldwide.
The Strength of Working Together
SM

$50
$55
$60
$65
$70
YTD 2008 YTD 2007
Revenue
$4
$5
$6
$7
$8
$9
YTD 2008 YTD 2007
Operating Earnings
$ in millions
$ in millions
$57.0
$65.8
$7.8
$8.5
Revenue decline due in part to cyclical nature of
business
Operating earnings increase due to cost control
management
Backlog of $43.5 million
Legal Settlement Administration Results
The Strength of Working Together
SM
Summary Results, Legal Settlement Administration
For the nine months ended September 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008
2007 % Change
Revenues 56,964 $        65,770 $        -13.4%
Total Operating Expenses
48,472
57,975 -16.4%
Operating Earnings
8,492 $
7,795 $          8.9%
Operating Margin 14.9% 11.9%

Market  Overview and Position
• GCG is a nationwide leader in class action administration
and is increasing its position in bankruptcy administration.
• Principal publicly-traded competitors are Epiq (Nasdaq:
Epiq), Administar (AUS: CPU) and U.S. Bancorp
(NYSE:USB).
• Market size is not well defined and highly fragmented.
– Top class action competitors
• Rust Consulting/Complete Claims Solutions
• Epiq Systems
• Gilardi and Company
– Top bankruptcy competitors
• Epiq Systems
• KCC
The Strength of Working Together
SM

Competitive Strengths
– Largest securities class action administrator in the U.S.
September 30, 2008]
•
Comprehensive class action administrative services with nearly 25 years experience in both securities and consumer cases.
•
Senior executives are former class action litigation attorneys, Chapter 11 business reorganization specialists and general counsels for large corporations.
•
Top-tier technology for communications, digital processing, and data management.
•
State-of-the-art contact center with interactive, automated and live service manned 24 hours a day, 7 days a week.
•
Deep expertise in mega-case settlements.
– Representative engagements
•
Antitrust: $3.2B Visa/MasterCard Settlement
•
Consumer: $1.0B Contact Lens Settlement
•
Securities: $6.2B WorldCom Securities Litigation
•
Mass Tort: $700M Engle Tobacco Trust Fund
The Strength of Working Together
SM
[RiskMetrics,

0
5
10
15
20
25
30
35
AB Data,
Ltd.
Berdon
LLP
Complete
Claims
Solutions
Heffer
Radetich &
Saitra LLP
Gilardi and
Co., LLC
Garden
City Group
Securities Class Action Cases
Source: RiskMetrics Group (SCAS Top 100, September 30, 2008)
4
4 4
11
26
33
The Strength of Working Together
SM

Securities Class Action Administration
Most Frequent Claims Administrators – Class Action
GCG has been selected to administer 6 of the ten largest
securities class action settlements since the passage of the
PSLRA in 1995.
Rank Case Name Settlement (MMs) Year Claims Agent
1 Enron Corp. $7,231 2007 Gilardi & Co. LLC
2 World Com, Inc. $6,156 2005 Garden City Group
3 Tyco International, Ltd. $3,200 2007 Garden City Group
4 Cendant Corp. $3,187 2000 Heffler Radetich & Saitta
5 AOL TimeWarner, Inc. $2,500 2006 Gilardi & Co. LLC
6 Nortel Networks Corp. I $1,143 2006 Garden City Group
7 Royal Ahold, N.V. $1,100 2006 Garden City Group
8 Nortel Networks Corp. II  $1,074 2006 Garden City Group
9 McKesson HBOC Inc. $1,043 2008 Analytics Inc.
10 Lucent Technologies, Inc. $ 667 2003 Garden City Group
Source: RiskMetrics Group (SCAS Top 100, September 30, 2008)
The Strength of Working Together
SM

Key Industry Trends
• Commoditization of the industry creates price
competitive environment
• Sustaining organic growth in face of declining numbers
of class action settlements
– Settlement scope and size; fewer mega cases settled since tech bubble of early 2000’s
– Subprime cases are being filed but remain distant from
settlement
– Near term outlook is challenging due to economic crisis
• Consolidation trend emerging in the industry
• Legal environment not as favorable to class actions
The Strength of Working Together
SM

Long Term Growth Opportunities
• Bankruptcy market
• Potential opportunity in filing of major class actions
• Diversification of services
• Capitalizing on reputation for quality in a consolidating
market
• Strong deep management team with unmatched
experience in core services
The Strength of Working Together
SM

the STRENGTH of WORKING TOGETHER SM Summary Jeffrey T. Bowman President and Chief Executive Officer

“The Strength of Working Together”
“The Strength of Working Together” is unifying the
Company around consistent goals:
Adaptive leadership team responding to changing
economic conditions
Increasing emphasis on sources of additional revenue
growth
– Selling Crawford services into the existing client base through key account management
– Multidisciplinary approach
Driving technology forward
– Creating operational efficiencies
– Global economies of scale
Being a target-driven organization
– Setting medium term goals for 2009 to 2011
The Strength of Working Together
SM

2008 Year To Date Performance
•
Strong performance for the 2008 nine months year
to date...
– Revenue growth of 7.6%
– Net income up 86.7%
•
Led by operational improvements...
– Operating earnings up over 100%
– Operating margin up 320 basis points
•
And cost control initiatives...
– SG&A down 140 basis points as a percent of sales
•
Lead to solid earnings per share growth...
– Solid EPS performance of $0.47 compared with  $0.14 before gains on asset sales in 2007
•
And supporting strong cash flow.
– Cash flow from operations improved by $29 million year over year for the nine month period ended September 30, 2008
The Strength of Working Together
SM

57 57
Medium Term Goals
•
Medium Term Financial Goals:
– Grow revenues organically by 5% CAGR through
2010
– Achieve a 10% EBIT margin by 2010
– Target debt as a percentage of total capital at 25% to
30%
– Continued commitment to sound financial
management and maximizing shareholder value
The Strength of Working Together
SM

Crawford is “Positioned for Growth”
•
Access to growing global markets
• Increasing market share both domestic and internationally
• Crawford expects to benefit from global consolidation of TPA vendors
•
Diverse, high quality customer base
• High customer retention rates
• Emphasis on quality and value provided sustains client confidence
•
Disciplined management
•
Improving  financial performance
• Consolidated revenues, earnings, margins, and cash flows
improving in 2008
•
Investment in enhanced technology in all divisions
The Strength of Working Together
SM

The Strength of Working Together
“Crawford & Company will be known as a target driven
corporation that meets its promises to clients and
shareholders.”
Jeffrey T. Bowman
President and CEO
The Strength of Working Together
SM

the STRENGTH of WORKING TOGETHER SM Analyst Day New York Stock Exchange November 21, 2008